Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enzon Pharmaceuticals, Inc. (the Company) for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Craig A. Tooman, Executive Vice President, Finance, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CRAIG A. TOOMAN
May 10, 2010	Craig A. Tooman Executive Vice President, Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)